Exhibit 10.1
Execution Version

Loan No. 1013159
FIRST AMENDMENT TO REVOLVING LOAN AGREEMENT AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

THIS FIRST AMENDMENT TO REVOLVING LOAN AGREEMENT AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS (this “Agreement”) dated as of September 27, 2016, is entered into by and between RPT 1109 Commerce Boulevard, LLC, RPT Anaheim Hills Office Plaza, LLC, RPT Heritage Parkway, LLC, RPT Terra Nova Plaza, LLC, RPT Wallingford Plaza, LLC, RPT Loudoun Gateway I, LLC, and RPT Allied Drive, LLC (“Allied”), each a Delaware limited liability company (individually or collectively, “Borrower,” and with such term meaning ”any Borrower,” “each Borrower,” “a Borrower,” “every Borrower” or “all Borrowers,” as the context indicates, as determined by Administrative Agent in its reasonable discretion), each of the financial institutions a signatory hereto together with their successors and assignees under Section 12.6 of the Loan Agreement (as defined below) (collectively, the “Lenders”), and Wells Fargo Bank, National Association (“Administrative Agent”).

RECITALS

A.
Pursuant to the terms of that certain Revolving Loan Agreement, dated as of March 6, 2015, by and between certain Borrowers, Lenders and Administrative Agent (as amended prior to the date hereof and as joined into by certain other Borrowers, the “Existing Loan Agreement”), Lenders have agreed to make loans to Borrowers in the original maximum principal amount of Seventy-Five Million Dollars ($75,000,000) (the “Existing Loan”). The Existing Loan is evidenced by that certain Second Amended and Restated Promissory Note, dated as of December 21, 2015, made by certain of the Borrowers and payable to the order of Wells Fargo Bank, National Association, in the maximum principal amount of the Loan (as amended prior to the date hereof, the “Existing Note”) and is further evidenced and secured by certain other documents described in the Loan Agreement as Loan Documents.

B.
The Existing Loan Agreement is secured by, among other things, the security instruments identified on Schedule 2 to this Agreement (collectively, as amended prior to the date hereof, the “Existing Security Instruments”).

C.	The real property which is the subject of each of the Existing Security Instruments is referred to hereinafter, collectively, as the “Property”.

D.
RREEF Property Trust, Inc., a Maryland corporation (“Guarantor”) has previously executed and delivered to Administrative Agent that certain Guaranty Agreement, dated as of March 6, 2015 (as amended prior to the date hereof, the “Existing Guaranty”).

E.
Certain Borrowers and Guarantor (in such capacity, individually and collectively, “Indemnitor”) have previously executed and delivered to Administrative Agent that certain Hazardous Materials Indemnity Agreement, dated as of March 6, 2015 (as amended prior to the date hereof and joined into by certain other Borrowers, the “Existing Indemnity”).

F.
The Existing Note, the Existing the Existing Loan Agreement, the Existing Security Instruments, the Existing Guaranty, Existing Indemnity, this Agreement and the other documents described in the Existing Loan Agreement as Loan Documents, together with all modifications, extensions, renewals and amendments thereto pursuant to the terms hereof or otherwise, are collectively referred to hereinafter as the “Loan Documents”.

Loan No. 1013159

G.
As of the date hereof, the total outstanding principal balance under the Loan is Forty-Nine Million Two Hundred Thousand Dollars ($49,200,000.00) and there remains undisbursed under the Loan the principal amount of Twenty-Five Million Eight Hundred Thousand Dollars ($25,800,000.00).

H.
Pursuant to Section 2.13 of the Loan Agreement, Borrowers have requested, and Administrative Agent has agreed, to increase the aggregate amount of Revolving Commitments to One Hundred Million Dollars ($100,000,000) (the “Loan”).

I.
Concurrently with the execution of this Agreement, Borrowers shall execute that certain Third Amended and Restated Promissory Note, dated as of even date herewith (as the same may be amended, modified, supplemented or replaced from time to time, the “Note”). The Note amends and restates the Existing Note in its entirety. Borrowers hereby agree that all terms, covenants and conditions of the Note, including without limitation the manner in which interest shall be calculated thereunder, shall be effective as of even date herewith.

J.	By this Agreement, Borrowers, Administrative Agent and Lenders intend to modify and/or amend certain terms and provisions of the Loan Documents as of the Effective Date, hereinafter defined.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Administrative Agent and Lenders agree, subject to the terms and conditions of this Agreement, as follows:

1.	CONDITIONS PRECEDENT. Administrative Agent’s and Lenders’ obligations under this Agreement are subject to the satisfaction of each and every one of the following conditions precedent:

1.1	There shall exist no Default, as defined in any of the Loan Documents, or event, omission or failure of any condition which would constitute a Default after notice or lapse of time, or both.

1.2
Receipt and approval by Administrative Agent of an executed original of this Agreement and any and all other documents, instruments, policies and forms of evidence or other materials which are required pursuant to this Agreement or any of the other Loan Documents or as otherwise required by Administrative Agent, each in form and content acceptable to Administrative Agent.

1.3
Reimbursement to Administrative Agent by Borrowers of Administrative Agent’s and Lenders’ costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, whether such services are furnished by Administrative Agent’s employees or agents or by independent contractors, including, without limitation, reasonable attorneys’ fees, documentation costs and charges.

1.4	The representations and warranties contained in this Agreement are true and correct.

1.5	All payments due and owing to Administrative Agent under the Loan Documents have been paid current as of the Effective Date of this Agreement.

Loan No. 1013159

1.6
At Borrowers’ sole cost and expense, the issuance of endorsements to the Title Policies dating down the effective date of such Title Policies and insuring the priority and validity of the Security Instruments encumbering the Property in Illinois and Virginia, as modified by this Agreement and any other amendments to such Security Instruments entered into in connection herewith, as a first and valid lien upon the applicable Properties subject only to such exceptions as have been approved by Administrative Agent in writing.

1.7
As of the date hereof, Borrowers are in compliance in all material respects with all terms, covenants and conditions of the Loan Agreement, including, without limitation, all financial and reporting covenants and requirements.

1.8
Borrowers have delivered to Administrative Agent, at Borrowers’ expense, an opinion of legal counsel in form and content satisfactory to Administrative Agent to the effect that: (a) upon due authorization, execution and recordation or filing as may be specified in the opinion, each of the Note, this Agreement and any other Loan Documents of even date herewith shall be legal, valid and binding instruments, enforceable against the Borrowers and Guarantor in accordance with their respective terms; (b) each Borrower is duly formed and has all requisite authority to enter into the Note, this Agreement and any other Loan Documents of even date herewith; and (c) as to such other matters, incident to the transactions contemplated hereby, as Administrative Agent may reasonably request.

1.9	Borrowers have delivered to Administrative Agent a commitment fee in the amount of $53,125.

2.
REPRESENTATIONS AND WARRANTIES. As a material inducement to Administrative Agent’s and Lenders’ entry into this Agreement, Borrowers represent and warrant to Administrative Agent and Lenders as of the Effective Date and continuing thereafter that:

2.1
Formation and Organizational Documents. Each Borrower has previously delivered to Administrative Agent all of the relevant formation and organizational documents of such Borrower (and the partners, members, managers or joint venturers of such Borrower (if any)), and Guarantor (and the partners, members, managers or joint venturers of all such Guarantors (if any)). Borrowers hereby certify that: (i) the above documents are all of the relevant formation and organizational documents of Borrowers and Guarantor; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Administrative Agent.

2.2
Full Force and Effect. The Existing Note and other Loan Documents, as amended hereby and by the Note, are in full force and effect without any defense, counterclaim, right or claim of set-off; all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

2.3
No Default. No Default (as defined in the any of the Loan Documents), breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any Existing Security Instrument or any of the Loan Documents (as modified by this Agreement) and that all representations and warranties herein and in the other Loan Documents are true

Loan No. 1013159

and correct, except to the extent such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances expressly permitted by the Existing Loan Agreement.

2.4
Title to the Property. Since the recordation date of each Existing Security Instrument (stated on Schedule 2 hereof), each Borrower has not further encumbered its respective Property, including, without limitation, by entering into any deed of trust, deed to secure debt or mortgage, ground lease, and/or any option to purchase or right of first refusal with respect to any Property.

2.5
Intervening Liens. The lien of each Existing Security Instrument is a first lien on the property described therein and covered thereby and that this Agreement will not cause intervening liens to become prior to the lien of any Existing Security Instrument. If any intervening lien exists or hereafter arises, the applicable Borrower shall cause the same to be released or subordinated to the lien of the applicable Existing Security Instrument, without limiting any other right or remedy available to Administrative Agent. No Borrower has any legal or equitable claim against any mortgagor, trustor or grantor named in any Existing Security Instrument which would be prior to the lien of the Security Instrument, or which would entitle such Borrower to a judgment entitling such Borrower to an equitable lien on all or any portion of that property prior in lien to any Existing Security Instrument.

3.
EFFECTIVE DATE. The effective date of the obligations of Borrowers, Administrative Agent and Lenders under this Agreement shall be the date set forth in the first paragraph of this Agreement (the “Effective Date”).

4.
MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents:

4.1
References. Upon full execution of this Agreement and satisfaction of all conditions precedent set forth herein, all references in the Loan Documents to (i) the maximum aggregate Revolving Commitment being Seventy-Five Million Dollars ($75,000,000) or $75,000,000, shall now refer to One Hundred Million Dollars ($100,000,000) or $100,000,000, as applicable; (ii) the “Loan” shall now refer to the Loan (as defined in the recitals above); (iii) the “Loan Agreement” shall now refer to the Existing Loan Agreement as modified hereby and as otherwise amended, modified and ratified from time to time; (iv) the “Security Instrument” or “Security Deed”, as applicable, shall now refer to the Existing Security Instruments as modified hereby and as otherwise amended, modified and ratified from time to time; (v) the “Indemnity” shall now refer to the Existing Indemnity as modified hereby and as otherwise amended, modified and ratified from time to time; (vi) the “Guaranty” shall now refer to the Existing Guaranty as modified hereby and as otherwise amended, modified and ratified from time to time; (vii) the “Loan Documents” shall now refer to the Loan Documents as modified hereby and as otherwise amended, modified and ratified from time to time; and the “Note” or “Notes” shall now refer to the Note (as defined in the recitals above).

Loan No. 1013159

4.2
Address References. All references in the Loan Documents to the address of the Borrowing Base Property located at “1109 Commerce Boulevard, Logan Township, New Jersey” shall now mean “1101-1109 Commerce Boulevard, Logan Township, New Jersey”.

4.3	Section 1.1. The Loan Agreement is hereby amended by adding the following definition to Section 1.1 of the Loan Agreement, in the proper alphabetical position:

““Asset Release Fee” has the meaning given that term in Section 3.5(d).”

4.4	Section 3.5. The Loan Agreement is hereby amended by adding the following as a new Section 3.5(d) of the Loan Agreement:

“Asset Release Fee. As a condition to releasing a Borrowing Base Property from the Liens created by the Security Documents applicable thereto in accordance with Section 4.2 herein, Borrower agrees to pay to Administrative Agent an asset release fee (the “Asset Release Fee”) which shall equal:

(i)     if, as of the date of Property Release, the applicable Property was a Borrowing Base Property for less than six (6) consecutive months, the Asset Release Fee shall equal Fifteen Thousand Dollars ($15,000); or

(ii)    if, as of the date of Property Release, the applicable Property was a Borrowing Base Property for more than six (6) consecutive months but less than twelve (12) consecutive months, the Asset Release Fee shall equal Seven Thousand Five Hundred Dollars ($7,500); or

(iii)    if, as of the date of Property Release, the applicable Property was a Borrowing Base Property for more that twelve (12) consecutive months, the Asset Release Fee shall equal Zero Dollars ($0).”

4.5	Section 4.2. The Loan Agreement is hereby amended by adding the following as a new Section 4.2(e) of the Loan Agreement:

“Borrower shall pay to Administrative Agent the Asset Release Fee.”

4.6	Schedule 1. Schedule 1 of the Loan Agreement is hereby replaced in its entirety with Schedule 1 attached to this Agreement.

4.7	Schedule 7.1(b). Schedule 7.1(b) of the Loan Agreement is hereby replaced in its entirety with Schedule 7.1(b) attached to this Agreement.

4.8	Schedule 8.22. Schedule 8.22 of the Loan Agreement is hereby replaced in its entirety with Schedule 8.22 attached to this Agreement.

4.9	Exhibit J. Exhibit J of the Loan Agreement is hereby replaced in its entirety with Exhibit J attached to this Agreement.

Loan No. 1013159

5.
HAZARDOUS MATERIALS. Without in any way limiting any other provision of this Agreement, Borrower expressly reaffirms as of the date hereof, and continuing hereafter: (i) each and every representation and warranty in the Loan Documents respecting “Hazardous Materials”; and (ii) each and every covenant and indemnity in the Loan Documents respecting “Hazardous Materials”.

6.
WAIVERS. In further consideration of Administrative Agent and Lenders entering into this Agreement, Borrowers waive, with respect to the Loan any and all rights to which such Borrower is or may be entitled pursuant to any antideficiency or similar laws which limit, qualify or reduce Borrowers’ obligations under the Loan Documents.

7.
WAIVER OF MARSHALLING RIGHTS. Borrowers waive all rights to have all or part of any Property covered by a Security Instrument marshalled upon any foreclosure of such Security Instrument. Administrative Agent shall have the right to sell, and any court in which foreclosure proceedings may be brought shall have the right to order a sale of any real property of each or any of said deeds of trust, deeds to secure debt or mortgages, or any part thereof, as a whole or in separate parcels, in any order that Administrative Agent may designate. Borrowers make this waiver for itself, and for all persons and entities claiming through or under Borrowers, and for persons and entities who may acquire a lien on all or any part of the real property described in either of said deeds of trust, deeds to secure debt or mortgages, or on any interest therein.

8.
NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition, or covenant contained in any of the Loan Documents or affect or impair any rights, powers, or remedies of Administrative Agent, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect except as expressly modified hereby.

9.	MISCELLANEOUS PROVISIONS.

9.1
No Waiver. No previous waiver and no failure or delay by Administrative Agent or Lenders in acting with respect to the terms of the Existing Note or this Agreement shall constitute a waiver of any breach, default, or failure of condition under the Existing Note, this Agreement or the obligations secured thereby. A waiver of any term of the Existing Note, this Agreement or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver.

9.2
Severability. If any provision or obligation under this Agreement and the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from the Loan Documents and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of the Loan Documents, provided, however, that if the rate of interest or any other amount payable under the Note or this Agreement or any other Loan Document, or the right of collectability therefore, are declared to be or become invalid, illegal or unenforceable, Lenders’ obligations to make advances under the Loan Documents shall not be enforceable by Borrowers.

9.3	Time. Time is of the essence of each and every term herein.

Loan No. 1013159

9.4
Governing Law and Consent to Jurisdiction. This Agreement and any claim, controversy or dispute arising under or related to this Agreement, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to any conflicts of law principles, except to the extent preempted by federal laws. Borrowers and all persons and entities in any manner obligated to Administrative Agent and/or Lenders under the Loan Documents consent to the jurisdiction of any federal or state court within the State of New York having proper venue and also consent to service of process by any means authorized by New York or federal law.

9.5
Joint and Several Liability. The liability of each Borrower under any of the Loan Documents shall be joint and several with each other Borrower and the liability of each Guarantor under any of the Loan Documents shall be joint and several with each other Guarantor.

9.6
Headings. All article, section or other headings appearing in this Agreement and any of the other Loan Documents are for convenience of reference only and shall be disregarded in construing this Agreement and any of the other Loan Documents.

9.7
Counterparts. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

9.8	Defined Terms. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings attributed to such terms in the Existing Loan Agreement.

9.9
Rules of Construction. The word “Borrowers” as used herein shall include both the named Borrowers and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note and the other Loan Documents. The term “person” as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Agreement is executed by more than one person, the term “Borrowers” shall include all such persons. The words “Administrative Agent” as used herein shall include Administrative Agent, its successors, assigns and affiliates. The word “Lenders” as used herein shall include each Lender, its successors, assigns and affiliates.

9.10
Use of Singular and Plural; Gender. When the identity of the parties or other circumstances make it appropriate, the singular number includes the plural, and the masculine gender includes the feminine and/or neuter.

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9.11	Exhibits, Schedules and Riders. All exhibits, schedules, riders and other items attached hereto are incorporated into this Agreement by such attachment for all purposes.

9.12	Inconsistencies. In the event of any inconsistencies between the terms of this Agreement and the terms of any of the other Loan Documents, the terms of this Agreement shall prevail.

9.13
Integration; Interpretation. The Loan Documents contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Administrative Agent in writing.

[Signature Appears on Following Page]

IN WITNESS WHEREOF, Administrate Agent, Borrower and Lenders have caused this Agreement to be duly executed and delivered as of the date first above written.

“ADMINISTRATIVE AGENT”

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:    /s/ Jeffrey Goodman
Name:    Jeffrey Goodman
Title:    Vice President

[Signatures Continue on Following Page]

Signature Page to First Amendment to Revolving Loan Agreement

and Omnibus Amendment to Loan Documents

Loan No. 1013159

“LENDERS”

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Jeffrey Goodman
Name:    Jeffrey Goodman
Title:    Vice President

[Signatures Continue on Following Page]

Signature Page to First Amendment to Revolving Loan Agreement

and Omnibus Amendment to Loan Documents

Loan No. 1013159

“BORROWERS”
RPT WALLINGFORD PLAZA, LLC,
a Delaware limited liability company

By:    /s/ James Carbone
Name:    James Carbone
Title:    President

RPT TERRA NOVA PLAZA, LLC,
a Delaware limited liability company

By:    /s/ James Carbone
Name:    James Carbone
Title:    President

RPT HERITAGE PARKWAY, LLC,
a Delaware limited liability company

By:    /s/ James Carbone
Name:    James Carbone
Title:    President

RPT ANAHEIM HILLS OFFICE PLAZA, LLC,
a Delaware limited liability company

By:    /s/ James Carbone
Name:    James Carbone
Title:    President

[Signatures Continue on Following Page]

Signature Page to First Amendment to Revolving Loan Agreement

and Omnibus Amendment to Loan Documents

Loan No. 1013159

RPT 1109 COMMERCE BOULEVARD, LLC,
a Delaware limited liability company

By:    /s/ James Carbone
Name:    James Carbone
Title:    President

RPT LOUDOUN GATEWAY I, LLC,
a Delaware limited liability company

By:    /s/ James Carbone
Name:    James Carbone
Title:    President

RPT ALLIED DRIVE, LLC,
a Delaware limited liability company

By:    /s/ James Carbone
Name:    James Carbone
Title:    President

Signature Page to First Amendment to Revolving Loan Agreement

and Omnibus Amendment to Loan Documents

GUARANTOR CONSENT

As of September 27, 2016, the undersigned (“Guarantor”) consents to the foregoing First Amendment to Revolving Loan Agreement and Omnibus Amendment to Loan Documents (the “Modification Agreement”) and the transactions contemplated thereby, including, without limitation, the increase of the Revolving Commitments to $100,000,000, and reaffirms its obligations under that certain Guaranty Agreement, dated as of March 6, 2015 (as the same may be amended, modified, supplemented or replaced from time to time, the “Guaranty”). Guarantor has no defenses, set offs, counterclaims, discounts or charges of any kind against the Indemnified Parties with respect to the Guaranty. All of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Obligations, as modified by the Agreement, subject to the limitations on liability set forth in the Guaranty, and wherever used in the Guaranty, the term “Loan” shall mean and refer to the principal amount of up to $100,000,000.

Guarantor reaffirms that its obligations under the Guaranty are separate and distinct from Borrower’s obligations and reaffirms its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations.

[Signature Appears on Following Page]

Signature Page to First Amendment to Revolving Loan Agreement

and Omnibus Amendment to Loan Documents

Loan No. 1013159

Agreed and Acknowledged:
“GUARANTOR”

RREEF PROPERTY TRUST, INC.,
a Maryland corporation

By:    /s/ James Carbone
Name:    James Carbone
Title:    President

Guarantor Consent to First Amendment to Revolving Loan Agreement

and Omnibus Amendment to Loan Documents

HAZARDOUS INDEMNITOR CONSENT

As of September 27, 2016, the undersigned (“Indemnitor”) consents to the foregoing First Amendment to Revolving Loan Agreement and Omnibus Amendment to Loan Documents (the “Modification Agreement”) and the transactions contemplated thereby, including, without limitation, the increase of the Revolving Commitments to $100,000,000, and reaffirms its obligations under that certain Hazardous Materials Indemnity Agreement, dated as of March 6, 2015 (as the same may be amended, modified, supplemented or replaced from time to time, the “Indemnity”). Indemnitor has no defenses, set offs, counterclaims, discounts or charges of any kind against the Indemnified Parties with respect to the Indemnity. All of the terms, conditions and covenants in the Indemnity remain unaltered and in full force and effect and are hereby ratified and confirmed, and wherever used in the Indemnity, the term “Loan” shall mean and refer to the principal amount of up to $100,000,000.

Indemnitor reaffirms that its obligations under the Indemnity are separate and distinct from Borrower’s obligations, and reaffirms its waivers, as set forth in the Indemnity, of each and every one of the possible defenses to such obligations.

[Signature Appears on Following Page]

Signature Page to First Amendment to Revolving Loan Agreement

and Omnibus Amendment to Loan Documents

Loan No. 1013159

Agreed and Acknowledged:

“INDEMNITOR”

RREEF PROPERTY TRUST, INC.,
a Maryland corporation

By:    /s/ James Carbone
Name:    James Carbone
Title:    President

RPT WALLINGFORD PLAZA, LLC,
a Delaware limited liability company

By:    /s/ James Carbone
Name:    James Carbone
Title:    President

RPT TERRA NOVA PLAZA, LLC,
a Delaware limited liability company

By:    /s/ James Carbone
Name:    James Carbone
Title:    President

RPT HERITAGE PARKWAY, LLC,
a Delaware limited liability company

By:    /s/ James Carbone
Name:    James Carbone
Title:    President

[Signatures Continue on Following Page]

Hazardous Indemnitor Consent to First Amendment to Revolving Loan Agreement

and Omnibus Amendment to Loan Documents

Loan No. 1013159

RPT ANAHEIM HILLS OFFICE PLAZA, LLC,
a Delaware limited liability company

By:    /s/ James Carbone
Name:    James Carbone
Title:    President

RPT 1109 COMMERCE BOULEVARD, LLC,
a Delaware limited liability company

By:    /s/ James Carbone
Name:    James Carbone
Title:    President

RPT LOUDOUN GATEWAY I, LLC,
a Delaware limited liability company

By:    /s/ James Carbone
Name:    James Carbone
Title:    President

RPT ALLIED DRIVE, LLC,
a Delaware limited liability company

By:    /s/ James Carbone
Name:    James Carbone
Title:    President

Hazardous Indemnitor Consent to First Amendment to Revolving Loan Agreement

and Omnibus Amendment to Loan Documents

SCHEDULE 1
COMMITMENTS

Wells Fargo Bank, National Association: $100,000,000

Signature Page to First Amendment to Revolving Loan Agreement

and Omnibus Amendment to Loan Documents

SCHEDULE 2

REAL PROPERTY SECURITY INSTRUMENTS

SCHEDULE 2 TO FIRST AMENDMENT TO REVOLVING LOAN AGREEMENT AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS between Wells Fargo Bank, National Association (collectively with its successors or assigns, “Administrative Agent”), and RPT 1109 Commerce Boulevard, LLC, RPT Anaheim Hills Office Plaza, LLC, RPT Heritage Parkway, LLC, RPT Terra Nova Plaza, LLC, RPT Wallingford Plaza, LLC, RPT Loudoun Gateway I, LLC and RPT Allied Drive, LLC, each a Delaware limited liability company (individually or collectively, “Borrower”), dated as of September 27, 2016.

1.
That certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated March 6, 2015, executed by RPT 1109 Commerce Boulevard, LLC, a Delaware limited liability company, as Mortgagor, in favor of Administrative Agent, as Mortgagee, and recorded March 16, 2015, in Mortgage Book 14240, page 311 of the County Recorder’s Officer of Logan County, New Jersey.

2.
That certain Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated March 6, 2015, executed by RPT Anaheim Hills Office Plaza, LLC, a Delaware limited liability company, as Trustor, in favor of Chicago Title Company, as Trustee, for the benefit of Administrative Agent, as Beneficiary, and recorded March 18, 2015, as Instrument No. 2015-000137413 of the County Recorder’s Officer of Orange County, California.

3.
That certain Mortgage with Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated March 6, 2015, executed by RPT Heritage Parkway, LLC, a Delaware limited liability company, as Mortgagor, in favor Administrative Agent, as Morgagee, and recorded March 16, 2015, as Instrument No. R2015-025510 of the County Recorder’s Officer of DuPage County, Illinois.

4.
That certain Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated March 6, 2015, executed by RPT Terra Nova Plaza, LLC, a Delaware limited liability company, as Trustor, in favor of Chicago Title Company, as Trustee, for the benefit of Administrative Agent, as Beneficiary, and recorded March 18, 2015, as Instrument No. 2015-0124563 of the County Recorder’s Officer of Orange County, California.

5.
That certain Deed of Trust with Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated March 6, 2015, executed by RPT Wallingford Plaza, LLC, a Delaware limited liability company, as Trustor, in favor of Chicago Title Company of Washington, as Trustee, for the benefit of Administrative Agent, as Beneficiary, and recorded March 17, 2015, as Instrument No. 20150317000935 of the County Recorder’s Officer of King County, State of Washington.

6.
That certain Credit Line Deed of Trust, Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 21, 2015, executed by RPT Loudoun Gateway I, LLC, a Delaware limited liability company, as Trustor, in favor of TRSTE, a Virginia corporation, as Trustee, for the benefit of Administrative Agent, as Beneficiary, and recorded December 23, 2015, as Instrument No. 20151223-0084550 of the County Recorder’s Office of Loudoun County, Virginia.

Signature Page to First Amendment to Revolving Loan Agreement

and Omnibus Amendment to Loan Documents

Loan No. 1013159

7.
That certain Mortgage, Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 22, 2016, executed by RPT Allied Drive, LLC, a Delaware limited liability company, as Mortgagor, in favor of Administrative Agent, as Mortgagee, and to be recorded in the Office of the Recorder of Norfolk County, Commonwealth of Massachusetts.

Schedule 2 to First Amendment to Revolving Loan Agreement

and Omnibus Amendment to Loan Documents

SCHEDULE 7.1(B)

ORGANIZATIONAL CHART

ORGANIZATIONAL CHART

RREEF Property Trust, Inc.
100%
RREEF Property OP Holder, LLC
99.5%
0.5%
RREEF Property Operating Partnership, LP
Limited Partnership
Delaware
80-0782857
100%
100%
100%
100%
100%
100%
100%
100%
RPT Heritage Parkway, LLC
Delaware
46-2520271
RPT Anaheim Hills Office Plaza, LLC
Delaware
47-1133600
RPT Flats at Carrs Hill, LLC
Delaware
47-5021621
RPT 1109 Commerce Boulevard, LLC
Delaware
46-5132388
RPT Terra Nova Plaza, LLC
Delaware
47-1738245
RPT Wallingford Plaza, LLC
Delaware
46-4265244
RPT Loudon Gateway I, LLC
Delaware
45-4478978
RPT Allied Drive, LLC
Delaware

Signature Page to First Amendment to Revolving Loan Agreement

and Omnibus Amendment to Loan Documents

Loan No. 1013159

SCHEDULE 8.22
OPERATING ACCOUNT NUMBERS

Account Name	Account Number	Bank Name
Anaheim Hills Office Plaza, a Property of RPT Anaheim Hills Office Plaza LLC	XXXX	WFB
Commerce Corner at LogistiCenter, a Property of RPT 1109 Commerce Boulevard LLC	XXXX	JP Morgan Chase
RPT Heritage Parkway LLC	XXXX	JP Morgan Chase
RPT Wallingford Plaza, LLC	XXXX	WFB
Terra Nova Plaza, a Property of RPT Terra Nova Plaza LLC	XXXX	WFB
RPT Loudoun Gateway I, LLC	XXXX	WFB
RPT Allied Drive, LLC	XXXX	WFB

Schedule 8.22 to First Amendment to Revolving Loan Agreement

and Omnibus Amendment to Loan Documents

EXHIBIT J

ENVIRONMENTAL REPORTS

Property State	Property Address	Report
Washington	4468 Stone Way North, Seattle	Phase I Environmental Site Assessment dated December 16, 2013 completed by Golder Associates Inc., Project Number: 130-2488.100
California	390 & 394 East H Street, Chula Vista	Phase I Environmental Site Assessment dated September 17, 2014 completed by ESIS, Inc. Health, Safety & Environmental Services, ESIS PROJECT NO. 00044.56.558
Illinois	9022 Heritage Parkway, Woodridge	Phase I Environmental Site Assessment dated April 11, 2013 completed by TRC Environmental Corporation, TRC Project Number: 200761
California	160 N. Riverview Drive, Anaheim	Phase I Environmental Site Assessment dated July 1, 2014 completed by ESIS, Inc. Health, Safety & Environmental Services, ESIS PROJECT NO. 00044.56.539
New Jersey	1101-1109 Commerce Boulevard, Logan Township	Phase I Environmental Site Assessment dated March 20, 2014 completed by Advantage Environmental Consultants, LLC, AEC Project No. 14-048
Virginia	45245 Business Court, Sterling	Phase I Environmental Site Assessment dated November 18, 2015 completed by Advantage Environmental Consultants, LLC, AEC Project No. 15-081R
Massachusetts	40 Allied Drive, Dedham	Phase I Environmental Site Assessment dated September 12, 2016 completed by ATC Group Services, LLC, ATC Project No. 6000002231

Exhibit J to First Amendment to Revolving Loan Agreement

and Omnibus Amendment to Loan Documents